UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): August 24, 2011

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary
(Percent change.  Trailing 3-month average versus prior year.)

	May ‘11	June ‘11	July ‘11
Process Management	>+20	>+20	>+20
Industrial Automation	>+20	+20	+10 to +15
Network Power	+5 to +10	+5	+5 to +10
Climate Technologies	0 to +5	-5 to 0	-5 to 0
Tools and Storage	+5	+10	+5
Total Emerson	+15	+10 to +15	+10 to +15

July 2011 Order Comments:

Emerson order growth remained solid in the trailing three-month period, led by growth in the industrial-related businesses.  Excluding currency, the trailing underlying three-month order growth was 6 percent.  Currency exchange rates positively impacted orders by approximately 6 percentage points.  With our strong backlog position, we should have solid revenue growth during the next several quarters, despite the U.S. and European economies exhibiting considerable weakness with no near-term catalysts to generate better growth.

Process Management order growth remained strong across global end markets.  Project and MRO order strength continued, particularly in the oil and gas industry, but order growth comparisons will become more difficult.  Currency exchange rates positively impacted orders by approximately 9 percentage points.

As expected, Industrial Automation orders slowed as a result of difficult comparisons (prior year orders were up approximately 40%), which will continue to impact order trends in the months ahead.  Strength continued in the power generating alternators and fluid automation businesses, which was partially offset by weakness in the electrical drives business and a slowdown in the power transmission business.  Currency exchange rates positively impacted orders by 8 percentage points.

Network Power orders increased modestly in the trailing three-month period.  Strong growth in the Network Power Systems business in Asia and Latin America as well as in the uninterruptible power supply and precision cooling businesses was partially offset by weakness in the embedded computing and power businesses and the energy systems business.  Orders were negatively impacted by price increases in the embedded computing and power businesses.  Currency exchange rates positively impacted orders by 4 percentage points.

Climate Technologies orders remained slightly negative for the trailing three-month period.  Continued softness in the U.S. residential market and a decrease in the temperature controls business were partially offset by growth in the global refrigeration business and in Asia.

Tools and Storage trailing three-month orders reflected growth in the professional tools business and the storage businesses, partially offset by weakness in the wet/dry vacuums business.

Upcoming Investor Events:

September 21, 2011 – Citi Global Industrials Conference
Location:  Boston, Massachusetts
Time:  8:50 a.m. to 9:30 a.m. Eastern Daylight Time
Presenter:  David N. Farr, Chairman and Chief Executive Officer

Updates and further details on this and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate website as they occur.

Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the Company's most recent Form 10-K filed with the SEC.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: August 24, 2011	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary